DEFERRED STOCK PLAN
                          OF
                     MANPOWER INC.

  (Amended and Restated Effective February 18, 1997)


                       SECTION I
           Establishment and Purpose of Plan

      1.1.   Establishment and Duration of  Plan.   The
Board  of Directors of Manpower Inc. hereby establishes
the Deferred Stock Plan of Manpower Inc., effective  as
of  October  2, 1991 (the "Effective Date").  The  Plan
shall  continue  until  terminated  by  the  Board   of
Directors of the Company, subject to the provisions  of
Section VIII, below.

      1.2.   Purposes  of Plan.  The purposes  of  this
Deferred  Stock  Plan are: (a) to  provide  a  form  of
incentive  compensation  to  those  Directors  of   the
Company who elect to defer to a future date the receipt of their Compensation as Directors and (b) to provide for the grant of Credited Shares to Mr. Jon F. Chait and Mr. Terry A. Hueneke, executive officers of the Company.

                      SECTION II
                      Definitions

       "Account" means a bookkeeping account being administered for the benefit of a Participant.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Board of Directors" means the Board of Directors of the Company.

     "Common Stock" means the $0.01 par value common stock of the Company.

     "Company"   means  Manpower  Inc.,   a   Wisconsin
corporation, or any successor thereto.

     "Compensation" means the annual directors fees and meeting fees payable by the Company to a Director for a Fiscal Year without reduction for withholding taxes and exclusive of reimbursement for expenses and the value of any fringe benefits which the Director receives or is entitled to receive as a Director of the Company.

     "Director" means any member of the Board of Directors of the Company who is not an employee of the Company.

     "Disability" shall mean a physical or mental incapacity which results in a Director's termination of membership on the Board of Directors of the Company.

     "Discount Rate" means the appropriate applicable federal rate as defined in Section 1274(d) of the Code.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Initial Election Date" shall mean, for each Director, the earlier to occur of (i) the Effective
Date or (ii) the date of such Director's initial election or appointment to the Board of Directors.

     "Market Value" of a security as of any date means the closing sale price on such date of such security as listed in the New York Stock Exchange - Composite
Transactions, as reported in the Midwest Edition of The
Wall Street Journal; provided, however, if a security is not susceptible of valuation by the above method, or the asset being valued is not a security, the term
"Market Value" shall mean the fair market value of the security or asset as determined in conformity with Treasury Regulation Section 20.2031-2, 20.2031-3 or
20.2031-4, as the case may be.

     "Participant" means each Director who elects to participate in the Plan, Mr. Jon F. Chait and/or Mr.
Terry A. Hueneke, as the case may be.

     "Plan"  means the Deferred Stock Plan of  Manpower
Inc. as described herein and as the same hereafter may be amended from time to time.

     "Subsidiary" means a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

     "Triggering Event" means the first to occur of any of the following:

     (1) the acquisition (other than from the Company),
by  any person, entity or group (within the meaning  of
Section  13(d)(3)  or 14(d)(2) of  the  Exchange  Act),
directly or indirectly, of beneficial ownership (within
the  meaning of Exchange Act Rule 13d-3) of 20% or more
of  the then outstanding shares of Common Stock of  the
Company  or voting securities representing 20% or  more
of  the  combined  voting power of the  Company's  then
outstanding   voting  securities   entitled   to   vote
generally  in  the  election  of  directors;  provided,
however,  no Triggering Event shall be deemed  to  have
occurred  as  a result of an acquisition of  shares  of
Common Stock or voting securities of the Company (i) by
the  Company, any of its Subsidiaries, or any  employee
benefit plan (or related trust) sponsored or maintained
by  the  Company or any of its Subsidiaries or (ii)  by
any  other corporation or other entity with respect  to
which, following such acquisition, more than 60% of the
outstanding  shares  of the common  stock,  and  voting
securities  representing more than 60% of the  combined
voting  power of the then outstanding voting securities
entitled   to   vote  generally  in  the  election   of
directors, of such other corporation or entity are then beneficially owned, directly or indirectly, by the persons who were the Company's shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company's then outstanding
Common Stock or then outstanding voting securities, as the case may be; or

      (2)  any  merger or consolidation of the  Company
with  any  other corporation, other than  a  merger  or
consolidation  which results in more than  60%  of  the
outstanding  shares  of the Common  Stock,  and  voting
securities  representing more than 60% of the  combined
voting  power of the then outstanding voting securities
entitled   to   vote  generally  in  the  election   of
directors, of the surviving or consolidated corporation being then beneficially owned, directly or indirectly, by the persons who were the Company's shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company's then outstanding Common Stock or then outstanding voting securities, as the case may be; or

      (3) any liquidation or dissolution of the Company
or   the   sale  or  other  disposition   of   all   or
substantially all of the assets of the Company; or

      (4) individuals who, as of the date of this Plan,
constitute the Board of Directors of the Company (as of
such  date, the "Incumbent Board") cease for any reason
to  constitute  at  least  a majority  of  such  Board;
provided, however, that any person becoming a  director
subsequent  to  the date this Plan is  adopted  by  the
Board  of  Directors of the Company whose election,  or
nomination  for  election by the  shareholders  of  the
Company,  was approved by a vote of at least a majority
of  the  directors then comprising the Incumbent  Board
shall  be,  for  purposes of this Plan,  considered  as
though such person were a member of the Incumbent Board
but  excluding,  for this purpose, any such  individual
whose  initial assumption of office occurs as a  result
of  an actual or threatened election contest which  was
(or,  if  threatened,  would  have  been)  subject   to
Exchange Act Rule 14a-11; or

      (5)  the  Company shall enter into any  agreement
(whether  or  not conditioned on shareholder  approval)
providing  for  or  contemplating,  or  the  Board   of
Directors  of  the Company shall approve and  recommend
that the shareholders of the Company accept, or approve
or  adopt,  or  the shareholders of the  Company  shall
approve,  any  acquisition that would be  a  Triggering
Event   under  clause  (1),  above,  or  a  merger   or
consolidation that would be a Triggering Event under clause (2), above, or a liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company; or

      (6)  whether  or not conditioned  on  shareholder
approval,  the issuance by the Company of Common  Stock
of   the   Company  representing  a  majority  of   the
outstanding   Common   Stock,  or   voting   securities
representing a majority of the combined voting power of
the   outstanding  voting  securities  of  the  Company
entitled   to   vote  generally  in  the  election   of
directors, after giving effect to such transaction.

Following  the occurrence of an event which  is  not  a
Triggering  Event whereby there is a successor  holding
company  to  the  Company, or,  if  there  is  no  such
successor,  whereby the Company is  not  the  surviving
corporation in a merger or consolidation, the surviving
corporation or successor holding company (as  the  case
may   be),  for  purposes  of  this  definition,  shall
thereafter be referred to as the Company.

                      SECTION III
    Director Participation and Election of Accounts

      This Section sets forth the special provisions in
this  Plan  that  govern  only  the  participation   of
Directors.

           3.1.   Participation.  In lieu of  receiving
Compensation in accordance with the prevailing practice of the Company, each Director may, prior to such Director's Initial Election Date and each anniversary thereof, irrevocably elect to become a Participant in the Plan until the next anniversary of such Director's
Initial Election Date, or such later time as such Director shall then elect up to the fifth anniversary of such Director's Initial Election Date, and to have all or a portion of his or her Compensation for such year or years deferred for his or her benefit under the Plan. In the event a Participant elects to participate in the Plan, the Compensation deferred hereunder shall be credited to the Account of the Participant in an amount equal to the present value of such Compensation.
The present value shall be computed assuming the Compensation deferred would have been paid quarterly on the first day of each quarter during the year to which it relates at the prevailing rate of Compensation at the time of the election, discounted to present value using an interest rate equal to the Discount Rate.
Amounts shall be deemed credited to the Account of the Participant on the date of the election.

          3.2. Manner of Election. Any election pursuant to Paragraph 3.1, above, shall be made in writing on such form or forms as the Board of Directors shall prescribe from time to time.

          3.3. Vesting. If prior to the occurrence of a Triggering Event a Participant's tenure as a Director ends other than by reason of death or Disability, effective as of the day on which the Participant ceases to be a Director, the number of Credited Shares credited to the Participant's Account shall be reduced to the number of Credited Shares that would have been in the Account on the date the Participant ceased to be a Director had the Compensation the Participant elected to defer included only Compensation payable for the period of actual service as a Director, prorated for the year of cessation on a monthly basis.

           3.4. Normal Distributions.  After a Director
Participant  ceases to be a Director, such  Participant
shall  be entitled to receive from the Company one  (1)
share  of Common Stock for each Credited Share  in  the
Participant's account (as adjusted from time-to-time in
the  manner set forth in Section V, below).  The Common
Stock  shall be distributed to the Participant in  such
number of annual installments (which shall be not  less
than  one (1) or more than fifteen (15)) as are elected
by  the  Participant by written notice to the Board  of
Directors  at  least  twelve  (12)  months  before  the
Participant  ceases to be a Director  or,  if  no  such
election is made, in five (5) annual installments.  The
number  of shares of Common Stock for each such  annual
installment shall be equal to the product of the  total
Credited  Shares  credited  to  the  Account  on   each
distribution date times a fraction, the numerator of which is one (1) and the denominator of which is the remaining number of unpaid distributions on that date
(including the distribution to be made on that date), rounded to the next largest whole share. Upon a distribution of Common Stock to a Participant the number of Credited Shares in the Account shall be reduced by the number of shares of Common Stock distributed to the Participant. The first distribution shall be made on the last day of the month following the month in which a Participant ceases to be a Director and the remaining distributions shall be made on each anniversary thereafter until the entire balance of the Account has been distributed.

          3.5. Distribution After Death of a Participant. If a Participant ceases to be a Director by reason of death or if the Participant dies after he or she is no longer a Director but prior to the distribution to him or  her of all amounts payable to the Participant under
the   Plan,   the  amounts  that  would  otherwise   be
distributable to the Participant, if living, shall be distributed to his or her designated beneficiary or beneficiaries and any reference to a Participant in Paragraph 3.4, above, shall be deemed to include a reference to the Participant's designated beneficiary or  beneficiaries.  All beneficiary designations  shall
be  made  in such form and manner as from time to  time
may  be  prescribed  by  the  Board  of  Directors.   A
Participant from time to time may revoke or change any beneficiary designation on file with the Board of
Directors.    If  there  is  no  effective  beneficiary
designation on file with the Board of Directors at  the
time  of  the  Participant's  death,  distribution   of
amounts otherwise payable to the deceased Participant under this Plan shall be made to the Participant's estate. If a beneficiary designated by a Participant to receive benefits shall survive the Participant but die
before  receiving  all  distributions  hereunder,   the
balance   thereof  shall  be  paid  to  such   deceased
beneficiary's estate, unless the deceased Participant's beneficiary designation provides otherwise.

          3.6. Withholding. The Company shall deduct from distributions made to a Director Participant or his designated beneficiary or beneficiaries under this Plan any taxes or other charges which may be required to be withheld and paid to any federal, state or local government.

                      SECTION IV
      Awards to Jon F. Chait and Terry A. Hueneke

      This Section sets forth the special provisions in this Plan that govern only grants to Jon F. Chait and Terry A. Hueneke. No other persons are eligible to participate under this Section of the Plan.

      4.1.  Administration and Vesting.  The  Board  of
Directors  shall have sole authority in its discretion,
but  always subject to the express provisions  of  this
Plan,  to determine the time or times at which Credited
Shares  shall be granted to the Participant, the number
of  Credited  Shares to be granted, and the  extent  to
which  Credited  Shares  shall  vest.   The  Board   of
Directors  may grant Credited Shares to the Participant
pursuant  to a formula which sets forth the amount  and
timing  of  grants  using objective  criteria  such  as
earnings of the Company and/or its Subsidiaries,  value
of  the  Common  Stock, years of service,  compensation
levels or such other objective factors as the Board  of
Directors  shall determine.  In determining the  number
of   Credited  Shares  to  be  granted,  the  Board  of
Directors may take into account the nature of the services rendered by the Participant, his present and potential contributions to the success of the Company, and other such factors as the Board of Directors in its discretion shall deem relevant. If the Participant has been granted Credited Shares under the Plan, he may be granted additional Credited Shares under the Plan if the Board of Directors shall so determine. Grants of Credited Shares under the Plan shall be effected by execution of agreements in such forms as may be determined by the officers of the Company.

     4.2. Normal Distributions. The Participant shall be entitled to receive from the Company one (1) share of Common Stock for each Credited Share in his Account
(as adjusted from time-to-time in the manner set forth in Section V, below). Except as the Board of Directors may otherwise establish, these shares of Common Stock shall be distributed to the Participant as soon as practicable after the underlying Credited Shares vest.

     4.3.  Distribution After Death of the Participant.
If  the  Participant dies prior to the distribution  to
him  of all amounts payable to him under the Plan,  the
amounts  that would otherwise be distributable to  him,
if  living,  shall  be distributed  to  his  designated
beneficiary or beneficiaries and any reference  to  the
Participant in Paragraph 4.2, above, shall be deemed to
include  a  reference  to the Participant's  designated
beneficiary    or   beneficiaries.   All    beneficiary
designations shall be made in such form and  manner  as
determined  by  the  officers  of  the  Company.    The
Participant from time to time may revoke or change  any
beneficiary  designation on  file  with  the  Board  of
Directors.    If  there  is  no  effective  beneficiary
designation on file with the Board of Directors at  the
time  of  the  Participant's  death,  distribution   of
amounts otherwise payable to the Participant under this
Plan  shall be made to the Participant's estate.  If  a
beneficiary  designated by the Participant  to  receive
benefits  shall survive the Participant but die  before
receiving  all  distributions  hereunder,  the  balance
thereof  shall  be paid to such deceased  beneficiary's
estate,    unless    the   Participant's    beneficiary
designation provides otherwise.

     4.4. Withholding The Company shall be entitled to pay or withhold the amount of any tax which it believes is required as a result of the vesting or distribution of any Credited Shares or Common Stock under the Plan, and the Company may defer making delivery with respect to the shares of Common Stock until arrangements satisfactory to it have been made with respect to any such withholding obligations. The Participant may, at his election, satisfy his obligation for payment of withholding taxes either by having the Company retain a number of shares having an aggregate market price on the date the shares are withheld equal to the amount of the withholding tax or by delivering to the Company shares already owned by him having an aggregate market price on the business day immediately preceding the day on which such shares are delivered equal to the amount of the withholding tax.

                       SECTION V
              Administration of Accounts

       Amounts  credited  to  a  Participant's  Account
pursuant  to  Paragraphs 3.1 or 4.1,  above,  shall  be
considered  to  be invested in Common Stock,  and  such
Participant's  Account  shall  be  credited  with   the
equivalent  of  the number of shares  of  Common  Stock
(hereinafter  referred to as "Credited  Shares")  which
the  amount credited would have purchased at the Market
Value  of  Common  Stock  on the  date  of  credit.  In
addition,  as  of each record date for the  payment  of
dividends  on Common Stock, each Participant's  Account
shall  be credited with a number of additional Credited
Shares equal to the quotient of the amount of dividends
which  would  have  been received by a  shareholder  of
record  of a number of shares of Common Stock equal  to
the  number of Credited Shares credited to the  account
immediately before such dividend, divided by the Market
Value  of  Common Stock on such date.  In the event  of
any  distribution  with respect to Common  Stock  other
than a cash dividend, or in the event of a stock split,
stock  dividend  or  similar  transaction,  then   each
Participant's Account shall be credited with a number of additional Credited Shares which could have been purchased at the Market Value of the Company's Common
Stock as of the date of the such distribution, stock split, stock dividend or similar transaction, with an amount equal to the Market Value of the consideration which would have been received on such date by a holder of a number of shares of Common Stock equal to the number of Credited Shares then held by the Participant.
In the event the Company's Common Stock shall be changed into a smaller number of shares, the number of Credited Shares shall be adjusted accordingly.

                      SECTION VI
     Rights, Privileges and Duties of Participants

      6.1.   No  Participant or any other person  shall
have  any interest in any fund or in any specific asset
or  assets  of  the Company by reason  of  any  amounts
credited  to  any Account hereunder, nor any  right  to
exercise  any  of  the  rights  or  privileges   of   a
stockholder    with   respect   to    any    securities
hypothetically  credited  to  a  Participant's  Account
under   the   Plan,  nor  any  right  to  receive   any
distributions under the Plan except as and to the extent expressly provided in the Plan.

      6.2.  The Company shall be under no obligation to
fund  the amounts payable under the Plan or to purchase
securities  hypothetically credited to a  Participant's
Account.   The Company may, in its discretion, purchase
such  securities,  allocate such  funds  or  make  such
investment,  but  if  it  does  so  it  shall  have  no
obligation   to  segregate  securities   purchased   or
acquired.

      6.3.   Each  Participant  shall  be  entitled  to
receive a current copy of the Plan upon designation  as
a  participant.   Thereafter, as  long  as  he  or  she
remains a Participant, he or she shall be entitled to receive copies of any amendments to the Plan within sixty (60) days after their adoption.

     6.4.  To the extent permitted by law, the right of
any  Participant  or  any beneficiary  to  receive  any
payment  hereunder shall not be subject to  alienation,
transfer,   sale,   assignment,   pledge,   attachment,
garnishment  or encumbrance of any kind other  than  by
will  or  the  laws  of descent and distribution.   Any
attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such payments whether presently or thereafter payable shall be void. Any payment due hereunder shall not in any manner be subject to debts or liabilities of any Participant or his beneficiary.

      6.5.  If any Participant shall bring any legal or
equitable action against the Company by reason of being
a Participant under this Plan or if it is necessary for
the  Company  to  bring any legal or  equitable  action
under  this Plan against any Participant or any  person
claiming  an  interest by or through such  Participant,
the   results  of  which  shall  be  adverse   to   the
Participant or the person claiming an interest by or through such Participant, the cost of defending or bringing such action, including attorneys' fees, shall be charged first, to the extent possible, directly to the Account of the Participant.

      6.6.  Every person receiving or claiming payments
or rights under the Plan shall be conclusively presumed
to  be  mentally competent until the date on which  the
Board of Directors receives a written notice in a  form
and  manner  acceptable to the Board of Directors  that
such   person  is  incompetent  and  that  a  guardian,
conservator  or  other person legally vested  with  the
interest of his estate has been appointed. In the event
a  guardian or conservator of the estate of any  person
receiving or claiming payments under the Plan shall  be
appointed   by   a  court  of  competent  jurisdiction,
payments  under this Plan may be made to such  guardian
or   conservator   provided  that   proper   proof   of
appointment  and continuing qualification is  furnished
in  a  form  and  manner acceptable  to  the  Board  of
Directors.   Any  such payments  so  made  shall  be  a
complete discharge of any liability therefor.

      6.7. Each person, whether a Participant, a duly designated beneficiary of a Participant, a guardian or any other person entitled to receive a payment under this Plan shall provide the Board of Directors with such information as it may from time to time deem necessary or in its best interests in administering the Plan. Any such person shall furnish the Board of Directors with such documents, evidence, data or other information as the Board of Directors may from time to time deem necessary or advisable.

                      SECTION VII
                  Board of Directors

      7.1. The Plan shall be administered by the Board of Directors. A Participant who is also a member of the Board of Directors shall not participate in any decision involving any request made by him or her relating in any way to his or her rights, duties and obligations as a participant under the Plan.

      7.2. A majority of the Board of Directors shall constitute a quorum for the transaction of business.
All actions taken by the Board of Directors at a meeting shall be by vote of a majority of those present at such meeting but any action may be taken by the Board of Directors without a meeting upon written consent signed by all of the members of the Board of Directors.

     7.3. The Board of Directors may from time to time establish rules and regulations for the administration of the Plan and adopt standard forms for such matters as elections, beneficiary designations and applications for benefits, provided such rules and forms are not inconsistent with the provisions of the Plan.

       7.4.    All  determinations  of  the  Board   of
Directors,  irrespective of their character or  nature,
including,  but  not  limited  to,  all  questions   of
construction  and  interpretation,  shall   be   final,
binding   and  conclusive  upon  all  parties.  Without
limiting   the   generality  of  the   foregoing,   the
determination of the Board of Directors as to whether a Participant has terminated his or her services and the date thereof shall be final, binding and conclusive upon all persons.

      7.5. The Company and/or the Board of Directors may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations and duties hereunder or with respect to any claim, action or proceeding or any other matter, and shall not be liable for any action taken or not taken by it in good faith pursuant to the advice of such counsel.

      7.6.  The Board of Directors shall be responsible
for  maintaining books and records for the Plan.   Such
books and records shall only be open for examination by
a Participant or his or her duly designated beneficiary
to  the  extent  that  they  specifically  involve  the
Account  created for his or her benefit or any payments
which  are  to be made to the Participant's beneficiary
hereunder.   Each  Participant  or  his  or  her   duly
designated  beneficiary  shall  be  notified  no   less
frequently than annually of the balance in his or her Account.

      7.7. Neither the Board of Directors nor any member of the Board of Directors nor the Company nor any other person who is acting on behalf of the Board of Directors or the Company shall be liable for any act or failure to act hereunder except for gross negligence or fraud.

                     SECTION VIII
               Amendment or Termination

      The Board of Directors may terminate the Plan  or
make  such  modifications or amendments thereof  as  it
shall  deem  advisable, including, but not limited  to,
such  modifications  or amendments  as  it  shall  deem
advisable  in order to conform to any law or regulation
applicable thereto; provided, however, that  the  Board
of  Directors may not, unless otherwise permitted under
federal law, without further approval of the holders of
a  majority of the shares of Common Stock voted at  any
meeting  of  shareholders at which a quorum is  present
and  voting, adopt any amendment to the Plan for  which
shareholder approval is required under tax,  securities
or any other applicable law, including, but not limited
to,  any  amendment to the Plan which would  cause  the
Plan  to  no  longer  comply with  Rule  16b-3  of  the
Exchange  Act or any successor rule or other regulatory
requirements.    No   termination,   modification    or
amendment of the Plan may, without the consent  of  the
Participant,  adversely  affect  the  rights  of   such
Participant under any Credited Shares then held by the Participant.

                      SECTION IX
               Construction and Expenses

      9.1. Wherever the context so requires, words in the masculine include the feminine and words in the feminine include the masculine and the definition of any term in the singular may include the plural.

     9.2. All expenses of administering the Plan shall be paid by the Company except as expressly provided herein to the contrary.

      9.3. The Plan shall be construed, administered and governed in all respects under and by the laws of the State of Wisconsin.

      9.4.   To the extent the provisions of this  Plan
are   inconsistent   with,   in   conflict   with,   or
insufficient  to  comply with  the  provisions  of  the
Employee  Retirement Income Security Act  of  1974,  as
amended,   the   provisions  of  such  Act   shall   be
controlling for the purpose of removing any such inconsistency, conflict or insufficiency.

                       SECTION X
                        Shares

      The  aggregate number of shares of  Common  Stock
that  may  be  issued under the Plan shall  not  exceed
180,000,  subject  to adjustment in the  event  of  any
stock   dividend,   stock  split   or   other   similar
transaction.   In  the  event of any  recapitalization,
merger,  consolidation,  combination  or  exchange   of
shares, or other transaction, as a result of which Common Stock shall be changed into securities of a different type or person, cash or other property, appropriate adjustments shall be made.

                      SECTION Xl
                   Division of Plan

      The Board of Directors may divide this Plan into two separate plans, one for the exclusive benefit of the Directors and the other for Mr. Chait and Mr.
Hueneke, in the event it determines that such division is necessary or appropriate to further the purposes of this Plan.